                                                                    EXHIBIT 99.1

(TRANSOCEAN LOGO)        Transocean Inc. (NYSE: RIG) Monthly Fleet Update

The information contained in this Monthly Fleet Update report (the "Information") is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED "AS IS." Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

NO UNAUTHORIZED PUBLICATION OR USE. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

CLIENT CONTRACT DURATION AND DAYRATES AND RISKS ASSOCIATED WITH OPERATIONS. The duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov.

FORWARD-LOOKING STATEMENT

The statements made in the Monthly Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Monthly Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts, future contract commencement dates and locations and letters of intent. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore and U.S. inland marine oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, possible cancellation or suspension of letters of intent, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including the risk of war and civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company's Form 10-K for the most recently completed fiscal year, in the Company's Forms 10-Q for subsequent periods and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.

FLEET CLASSIFICATION. Transocean Inc. uses a rig classification for its semisubmersible rigs and drillships to reflect the company's strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification, "High Specification Fleet," is comprised of "5th Generation Deepwater," which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, "Other Deepwater," which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet and "Other High Specification," comprised of four of the company's premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category entitled "Other Floaters" represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

This report does not include contract status information for the fleet of TODCO, a publicly traded company in which Transocean owns a majority voting interest.


                              Transocean Inc. Fleet                       Page 1

(TRANSOCEAN LOGO)        Transocean Inc. (NYSE: RIG) Monthly Fleet Update
Updated : October 26, 2004
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD


DYNAMICALLY POSITIONED *          FLOATER     YR. ENTERED (1)    WATER      DRILLING
RIG TYPE/NAME                       TYPE         SERVICE       DEPTH (FT.)    DEPTH     LOCATION             CLIENT
                                  -------     -----------     -----------   --------    --------             ------

HIGH SPECIFICATION FLOATERS:
5th Generation Deepwater (13)
Discoverer Deep Seas                ship   *        2001         10,000       35,000        USGOM      ChevronTexaco
                                                                                            USGOM
Discoverer Enterprise               ship   *        1999         10,000       35,000        USGOM                 BP
                                                                                            USGOM                 BP
Discoverer Spirit                   ship   *        2000         10,000       35,000        USGOM             Unocal
Deepwater Discovery                 ship   *        2000         10,000       30,000      Nigeria      ChevronTexaco
                                                                                          Nigeria         ExxonMobil
                                                                                          Nigeria
Deepwater Frontier                  ship   *        1999         10,000       30,000       Brazil          Petrobras
                                                                                           Brazil
Deepwater Millennium                ship   *        1999         10,000       30,000        USGOM
                                                                                            USGOM           Anadarko
Deepwater Pathfinder                ship   *        1998         10,000       30,000        USGOM            Pioneer
                                                                                          Nigeria              DEVON
Deepwater Expedition (9)            ship   *        1999         10,000       30,000       Brazil          Petrobras
                                                                                           Brazil
Deepwater Horizon                   semi   *        2001         10,000       30,000        USGOM                 BP
Cajun Express                       semi   *        2001          8,500       25,000        USGOM           Dominion
                                                                                            USGOM           Dominion
                                                                                            USGOM           Dominion
Deepwater Nautilus (4)              semi            2000          8,000       30,000        USGOM              Shell
                                                                                            USGOM
Sedco Energy                        semi   *        2001          7,500       25,000      Nigeria      ChevronTexaco
Sedco Express (9)                   semi   *        2001          7,500       25,000       Brazil          PETROBRAS
                                                                                           Brazil
                                                                                           Angola                 BP
Other Deepwater (15)
Deepwater Navigator                 ship   *        2000          7,200       25,000       Brazil          Petrobras
                                                                                           Brazil
Discoverer 534                      ship   *   1975/1991          7,000       25,000        India           Reliance
Discoverer Seven Seas               ship   *   1976/1997          7,000       25,000        India               ONGC
Transocean Marianas                 semi            1998          7,000       25,000        USGOM              Nexen
Sedco 707 (9)                       semi   *   1976/1997          6,500       25,000       Brazil          Petrobras
                                                                                           Brazil
Jack Bates                          semi       1986/1997          5,400       30,000    Australia             Santos
                                                                                        Australia             SANTOS
                                                                                        Australia           Woodside
Peregrine I (5)                     ship   *        1996          5,280       25,000       Brazil
Sedco 709                           semi   *   1977/1999          5,000       25,000      Nigeria
                                                                                      Ivory Coast                CNR
                                                                                      Ivory Coast                CNR
                                                                                          Nigeria
M.G. Hulme, Jr. (6)                 semi       1983/1996          5,000       25,000      Nigeria              Total
Transocean Richardson               semi            1988          5,000       25,000  Ivory Coast                CNR
Jim Cunningham                      semi       1982/1995          4,600       25,000        Malta
Sedco 710 (9)                       semi   *        1983          4,500       25,000       Brazil          Petrobras
Transocean Rather                   semi            1988          4,500       25,000      Enroute
Transocean Leader (10)              semi       1987/1997          4,500       25,000       Norway
                                                                                           Norway            Statoil
Sovereign Explorer                  semi            1984          4,500       25,000     Trinidad                 BG
                                                                                        Venezuela            Statoil
                                                                                         Trinidad                 BG
Other High Specification (4)
Henry Goodrich                      semi            1985          2,000       30,000    E. Canada         Terra Nova
                                                                                        E. Canada
Paul B. Loyd, Jr.                   semi            1987          2,000       25,000         UKNS                 BP
                                                                                             UKNS                 BP
Transocean Arctic                   semi            1986          1,650       25,000          NNS            Statoil
Polar Pioneer                       semi            1985          1,500       25,000          NNS
                                                                                              NNS
                                                                                              NNS            Statoil

                                      CURRENT                                             CURRENT     PREVIOUS
DYNAMICALLY POSITIONED *              CONTRACT                ESTIMATED (2)               CONTRACT     CONTRACT
RIG TYPE/NAME                     START/IDLE DATE              EXPIRATION                DAYRATE (3)  DAYRATE (3)
                                  ---------------             ------------               ----------   ----------

HIGH SPECIFICATION FLOATERS:
5th Generation Deepwater (13)
Discoverer Deep Seas                    Jan-01                                   Jan-06   $205,000          N/A
                                        Jan-05          planned 14-day shipyard program                $205,000
Discoverer Enterprise                   Dec-99                                   Dec-04   $198,600          N/A
                                        Dec-04                                   Dec-07   $182,500     $198,600
Discoverer Spirit                       Sep-00                                   Sep-05   $204,000          N/A
Deepwater Discovery                     Jul-04                                   Nov-04   $165,000     $165,000
                                        Nov-04                                   Dec-04   $170,000     $165,000
                                        Jul-05          planned 14-day shipyard program                $170,000
Deepwater Frontier                      Mar-04                                   Jan-06   $145,000     $158,000
                                        Feb-05          planned 14-day shipyard program                $145,000
Deepwater Millennium                    Oct-04                                     idle                $195,000
                                        Dec-04                                   May-05   $200,000     $195,000
Deepwater Pathfinder                    Sep-04                                   Oct-04   $175,000     $157,300
                                        DEC-04                                   FEB-05   $190,000     $175,000
Deepwater Expedition (9)                Oct-99                                   Sep-05   $135,000          N/A
                                        Feb-05           planned 7-day shipyard program                $135,000
Deepwater Horizon                       Sep-04                                   Sep-05   $165,000     $200,000
Cajun Express                           Sep-04                                   Nov-04   $155,000     $150,000
                                        Nov-04                                   Dec-04   $125,000     $155,000
                                        Dec-04                                   May-05   $140,000     $125,000
Deepwater Nautilus (4)                  Jun-00                                   Jun-05   $201,800          N/A
                                        Jan-05          planned 14-day shipyard program                $201,800
Sedco Energy                            May-03                                   Nov-04   $186,400     $181,400
Sedco Express (9)                       JAN-03                                   DEC-04   $125,000     $110,000
                                        Jan-05           135 day shipyard program / mob
                                        Apr-05                                   Apr-08   $165,000     $125,000
Other Deepwater (15)
Deepwater Navigator                     Sep-04                                   Mar-05    $99,300      $94,300
                                        Apr-05          planned 30-day shipyard program                 $99,300
Discoverer 534                          Dec-03                                   Dec-04   $110,000     $110,000
Discoverer Seven Seas                   Feb-04                                   Feb-07   $125,000     $125,000
Transocean Marianas                     Aug-04                                   Dec-04    $90,000      $85,000
Sedco 707 (9)                           Feb-04                                   Nov-05   $100,000     $100,000
                                        Sep-05          planned 20-day shipyard program                $100,000
Jack Bates                              Oct-04                                   Oct-04    $85,000     $125,000
                                        OCT-04                                   NOV-04   $125,000      $85,000
                                        Dec-04                                   Aug-05    $89,000     $125,000
Peregrine I (5)                         Apr-04                                     idle                 $70,000
Sedco 709                               Oct-04        20 day contract preparation / mob                $150,000
                                        NOV-04                                   JAN-05    $70,000     $150,000
                                        JAN-05                                   MAR-05    $80,000      $70,000
                                        Mar-05          21 day planned shipyard program
M.G. Hulme, Jr. (6)                     Aug-04                                   Oct-04    $85,000     $125,000
Transocean Richardson                   Oct-03                                   Oct-05    $85,000      $45,000
Jim Cunningham                          Oct-04        90 day shipyard program - repairs                 $65,000
Sedco 710 (9)                           Oct-01                                   Oct-06   $109,500      $71,000
Transocean Rather                       Oct-04                mobilization to North Sea                 $95,000
Transocean Leader (10)                  Jul-04     operations disrupted by labor strike
                                        Jul-04                                   Sep-05   $173,500     $107,500
Sovereign Explorer                      Sep-04                                   Oct-04    $65,000      $85,000
                                        Nov-04                                   Feb-05    $65,000      $65,000
                                        Feb-05                                   Aug-05    $65,000      $65,000
Other High Specification (4)
Henry Goodrich                          Feb-04                                   Feb-05   $106,600     $116,600
                                        Feb-05          planned 28-day shipyard program                $106,600
Paul B. Loyd, Jr.                       Mar-04                                   Mar-05   $120,000     $107,500
                                        Mar-05                                   Mar-07   $144,000     $120,000
Transocean Arctic                       Aug-04                                   Mar-06   $168,000     $200,000
Polar Pioneer                           Jul-04     operations disrupted by labor strike
                                        Nov-04          21-day planned shipyard program
                                        Nov-04                                   Jun-06   $170,000     $110,200


                              Transocean Inc. Fleet                       Page 2

(TRANSOCEAN LOGO)        Transocean Inc. (NYSE: RIG) Monthly Fleet Update
Updated : October 26, 2004
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD



DYNAMICALLY POSITIONED *          FLOATER     YR. ENTERED (1)    WATER      DRILLING
RIG TYPE/NAME                       TYPE         SERVICE       DEPTH (FT.)    DEPTH     LOCATION             CLIENT
                                  -------     ------------     ----------   --------    --------             ------
Other Floaters (25)
Peregrine III                       ship   *        1976          4,200       25,000        USGOM
Sedco 700                           semi       1973/1997          3,600       25,000    E. Guinea            A. Hess
Transocean Legend                   semi            1983          3,500       25,000       Brazil
Transocean Amirante                 semi       1978/1997          3,500       25,000        USGOM
C. Kirk Rhein, Jr.                  semi       1976/1997          3,300       25,000        USGOM
Transocean Driller (9)              semi            1991          3,000       25,000       Brazil          Petrobras
                                                                                           Brazil
Falcon 100                          semi       1974/1999          2,400       25,000        USGOM
Sedco 703                           semi       1973/1995          2,000       25,000    Australia             Antrim
                                                                                        Australia             Apache
                                                                                        Australia               BHPB
                                                                                        Australia                ENI
Sedco 711                           semi            1982          1,800       25,000         UKNS              Shell
                                                                                             UKNS              Shell
Transocean John Shaw                semi            1982          1,800       25,000         UKNS            Oilexco
                                                                                             UKNS             ENCANA
Sedco 712                           semi            1983          1,600       25,000         UKNS
Sedco 714                           semi       1983/1997          1,600       25,000         UKNS                 BG
                                                                                             UKNS                 BG
Actinia                             semi            1982          1,500       25,000        India           RELIANCE
Sedco 600                           semi            1983          1,500       25,000      Enroute
Sedco 601                           semi            1983          1,500       25,000    Indonesia             Santos
                                                                                        Indonesia             Unocal
Sedneth 701                         semi       1972/1993          1,500       25,000       Angola              Total
Sedco 702                           semi       1973/1992          1,500       25,000    Australia
Transocean Winner                   semi            1983          1,500       25,000          NNS
Transocean Searcher                 semi       1983/1988          1,500       25,000          NNS
                                                                                              NNS            Statoil
Transocean Prospect                 semi       1983/1992          1,500       25,000         UKNS
Transocean Wildcat                  semi       1977/1985          1,300       25,000         UKNS
Transocean Explorer                 semi            1976          1,250       25,000         UKNS
J.W. McLean                         semi       1974/1996          1,250       25,000         UKNS     ConocoPhillips
Sedco 704                           semi       1974/1993          1,000       25,000         UKNS            Venture
                                                                                             UKNS            Venture
                                                                                             UKNS            Venture
                                                                                             UKNS            Venture
                                                                                             UKNS            Venture
Sedco 706                           semi       1976/1994          1,000       25,000         UKNS

                                       CURRENT                                             CURRENT     PREVIOUS
DYNAMICALLY POSITIONED *               CONTRACT             ESTIMATED (2)                 CONTRACT     CONTRACT
RIG TYPE/NAME                      START/IDLE DATE          EXPIRATION                    DAYRATE (3)  DAYRATE (3)
                                   ---------------          -----------                   -----------  ----------
Other Floaters (25)
Peregrine III                                                                       idle                     N/A
Sedco 700                                Oct-03                                   Dec-04    $84,000      $84,000
Transocean Legend                        May-04                                     idle                 $55,000
Transocean Amirante                      Feb-02                                     idle                 $50,000
C. Kirk Rhein, Jr.                       Mar-02                                     idle                 $63,500
Transocean Driller (9)                   Sep-04                                   Jul-06    $53,000      $52,000
                                         Jan-05          planned 10-day shipyard program                 $53,000
Falcon 100                               Sep-03                                     idle                 $42,500
Sedco 703                                Oct-04                                   Nov-04    $77,000      $77,000
                                         Nov-04                                   Nov-04    $73,700      $77,000
                                         Dec-04                                   Jan-05    $75,000      $73,700
                                         Jan-05                                   Mar-05    $75,000      $75,000
Sedco 711                                Apr-04                                   Dec-04    $45,100      $43,000
                                         Dec-04                                   Dec-05    $50,000      $45,100
Transocean John Shaw                     Sep-04                                   Nov-04    $60,000      $45,000
                                         Nov-04                                   MAR-05    $85,000      $60,000
Sedco 712                                Nov-03                                     idle                 $47,700
Sedco 714                                Oct-04                                   Oct-04    $50,000      $55,000
                                         Nov-04                                   Jan-05    $45,000      $50,000
Actinia                                  OCT-04                                   MAY-05    $54,000      $44,000
Sedco 600                                Oct-04           mob to Singapore, sale pending                 $60,000
Sedco 601                                Oct-04                                   Nov-04    $66,000      $56,000
                                         Nov-04                                   Jan-05    $66,000      $56,000
Sedneth 701                              Oct-04                                   Nov-04    $63,000      $63,000
Sedco 702                                Apr-03                                     idle                 $80,000
Transocean Winner                        Aug-02                                     idle                $120,000
Transocean Searcher                      Jul-04     operations disrupted by labor strike
                                         Aug-04                                   May-05   $120,000     $103,800
Transocean Prospect                      Oct-02                                     idle                 $98,000
Transocean Wildcat                       Oct-01                                     idle                 $85,000
Transocean Explorer                      Jan-99                                     idle                $145,000
J.W. McLean                              Aug-04                                   Nov-05    $51,000      $60,000
Sedco 704                                Sep-04                                   Oct-04    $52,000      $55,000
                                         Nov-04                                   Nov-04    $47,000      $52,000
                                         Dec-04                                   Jan-05    $45,000      $47,000
                                         Jan-05                                   Mar-05    $63,500      $45,000
                                         Mar-05                                   Mar-06    $91,000      $63,500
Sedco 706                                Sep-03                                     idle                 $57,000

                              Transocean Inc. Fleet                       Page 3

(TRANSOCEAN LOGO)        Transocean Inc. (NYSE: RIG) Monthly Fleet Update
Updated : October 26, 2004
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD


DYNAMICALLY POSITIONED *          FLOATER     YR. ENTERED (1)    WATER      DRILLING
RIG TYPE/NAME                       TYPE         SERVICE       DEPTH (FT.)    DEPTH     LOCATION             CLIENT
                                  -------     -----------      ----------   --------    --------             ------
Jackups (26)

Interocean III                                 1978/1993            300       25,000        Egypt             ZEITCO
Shelf Explorer                                      1982            300       20,000      Enroute
                                                                                        Indonesia             KODECO
Transocean Comet                                    1980            250       20,000        Egypt              GUPCO
Transocean Mercury                             1969/1998            250       20,000        Egypt              GUPCO
Transocean Nordic                                   1984            300       25,000        India           Reliance
Trident II                                     1977/1985            300       25,000        India               ONGC
Trident IV (11)                                1980/1999            300       25,000        Egypt               IEOC
                                                                                            Italy                ENI
Trident VI                                          1981            220       21,000        India
                                                                                            India           Reliance
Trident VIII                                        1982            300       21,000      Cabinda      ChevronTexaco

Trident IX                                          1982            400       20,000      Vietnam               JVPC
Trident XII                                    1982/1992            300       25,000        India               ONGC
Trident XIV                                    1982/1994            300       20,000      Cabinda      ChevronTexaco
Trident 15                                          1982            300       25,000     Thailand             Unocal
                                                                                         Thailand             Unocal

Trident 16                                          1982            300       25,000     Cambodia      ChevronTexaco
                                                                                         Thailand      ChevronTexaco
Trident 17                                          1983            355       25,000      Vietnam  Petronas Carigali
Trident 20                                          2000            350       25,000      Caspian
                                                                                          Caspian  Petronas Carigali
Ron Tappmeyer                                       1978            300       25,000        India               ONGC
Randolph Yost                                       1979            300       25,000        India               ONGC
D.R. Stewart (11)                                   1980            300       25,000        Egypt               IEOC
                                                                                            Italy                ENI
G.H. Galloway                                       1984            300       25,000        Italy                ENI
Harvey H. Ward                                      1981            300       25,000     Malaysia           Talisman
Roger W. Mowell                                     1982            300       25,000     Malaysia           Talisman
                                                                                         Malaysia           Talisman
J.T. Angel                                          1982            300       25,000    Indonesia
F.G. McClintock                                     1975            300       25,000        India               ONGC
C.E. Thornton                                       1974            300       25,000        India               ONGC
Jupiter                                        1981/1997            170       16,000          UAE

                                      CURRENT                                             CURRENT     PREVIOUS
DYNAMICALLY POSITIONED *              CONTRACT                 ESTIMATED (2)             CONTRACT     CONTRACT
RIG TYPE/NAME                     START/IDLE DATE               EXPIRATION              DAYRATE (3)  DAYRATE (3)
                                  ---------------              -------------           ------------  -----------
Jackups (26)

Interocean III                          MAY-03                                   JUL-05    $38,000      $39,000
Shelf Explorer                          Oct-04                mobilization to Indonesia                 $58,000
                                        DEC-04                                   JUL-05    $48,000      $58,000
Transocean Comet                        Oct-03                                   Oct-05    $32,000      $27,300
Transocean Mercury                      Dec-03                                   Mar-05    $33,500      $30,500
Transocean Nordic                       Feb-04                                   Feb-05    $57,800      $72,100
Trident II                              May-03                                   May-06    $60,000      $34,900
Trident IV (11)                         Sep-04                                   Jan-05    $78,600      $59,900
                                        Jan-05                                   Jul-05    $57,500      $78,600
Trident VI                              Oct-04                     contract preparation                 $53,200
                                        Nov-04                                   Feb-05    $55,000      $53,200
Trident VIII                            Jul-04                                   Dec-04    $43,000      $37,500
                                        Feb-05          60-day planned shipyard program                 $43,000
Trident IX                              Sep-04                                   Sep-05    $60,000      $56,300
Trident XII                             Nov-03                                   Nov-06    $62,250      $57,000
Trident XIV                             May-04                                   Apr-05    $60,000      $75,000
Trident 15                              Feb-03                                   Feb-05    $53,500      $70,000
                                        Feb-05                                   May-05    $59,800      $53,500
                                        May-05          40-day planned shipyard program                 $59,800
Trident 16                              Oct-04                                   Jan-05    $67,700      $53,000
                                        Jan-05                                   Feb-05    $60,000      $67,700
Trident 17                              May-04                                   Mar-06    $57,500      $62,000
Trident 20                              Jul-04       Contract suspended pending repairs                 $90,000
                                        Dec-04                                   May-05    $90,000      $90,000
Ron Tappmeyer                           Nov-03                                   Nov-06    $62,250      $50,100
Randolph Yost                           Nov-03                                   Nov-06    $60,750      $64,000
D.R. Stewart (11)                       Sep-04                                   Feb-05    $76,000      $51,000
                                        Feb-05                                   Mar-05    $51,000      $76,000
G.H. Galloway                           Jul-04                                   Jul-05    $51,000      $48,000
Harvey H. Ward                          Jul-04                                   Jul-05    $46,350      $45,000
Roger W. Mowell                         Dec-02                                   Nov-04    $45,000      $54,000
                                        Nov-04                                   Nov-05    $46,350      $45,000
J.T. Angel                              Oct-04                     contract preparation                 $50,000
F.G. McClintock                         Oct-02                                   Nov-04    $50,000      $55,000
C.E. Thornton                           Oct-04                                   Oct-07    $45,000      $45,000
Jupiter                                 Sep-98                                     idle

                              Transocean Inc. Fleet                       Page 4

(TRANSOCEAN LOGO)        Transocean Inc. (NYSE: RIG) Monthly Fleet Update
Updated : October 26, 2004
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD


DYNAMICALLY POSITIONED *          FLOATER     YR. ENTERED (1)    WATER      DRILLING
RIG TYPE/NAME                       TYPE         SERVICE       DEPTH (FT.)    DEPTH     LOCATION             CLIENT
                                  -------     -----------      ----------   -------     --------             ------
Self-Erecting Tenders (4)

Searex 9                                            1981            400       20,000        Congo
Searex 10                                      1983/1994            450       21,000      Nigeria                ENI

                                                                                           Angola      ChevronTexaco
Charley Graves                                      1975            500       20,000     Malaysia            Premier
                                                                                         Thailand             Unocal

W.D. Kent                                           1977            400       20,000     Malaysia

Non-U.S. Drilling Barges (4)

Searex 4                                       1981/1989             21       25,000    Indonesia              Total
Searex 6                                       1981/1991             25       25,000     Cameroon
Searex 12                                      1982/1992             25       25,000      Nigeria              Shell
Hibiscus (7)                                   1979/1993             25       16,000    Indonesia              Total

Platform Rigs (1)
Cliffs # 1                                       1988/98                      18,000        China

Other (2)
Joides Resolution (8)               ship   *        1978         27,000       30,000    Worldwide               IODP
Sedco 135D                                    1966/77/01            600                    Brazil                SLB

                                       CURRENT                                             CURRENT     PREVIOUS
DYNAMICALLY POSITIONED *               CONTRACT                ESTIMATED (2)              CONTRACT     CONTRACT
RIG TYPE/NAME                      START/IDLE DATE             EXPIRATION                DAYRATE (3)  DAYRATE (3)
                                   ---------------             ----------                --------     ---------
Self-Erecting Tenders (4)

Searex 9                                 Apr-04                                     idle                 $42,000
Searex 10                                Nov-03                                   Nov-04    $44,000      $43,000
                                         Nov-04          30-day planned shipyard program
                                         Jan-05                                   Dec-05    $41,000      $44,000
Charley Graves                           Aug-04                                   Nov-04    $40,000      $40,000
                                         Nov-04                                   Dec-06    $40,500      $40,000
                                         Mar-05          30-day planned shipyard program
W.D. Kent                                Jan-03                                     idle                 $35,000

Non-U.S. Drilling Barges (4)

Searex 4                                 Sep-04                                   Sep-09    $39,200
Searex 6                                 Jul-02                                     idle                 $27,500
Searex 12                                Jun-04                                   Jun-05    $49,000      $49,000
Hibiscus (7)                             Jan-04                                   Jan-07    $47,700      $44,300

Platform Rigs (1)
Cliffs # 1                                                                          idle

Other (2)
Joides Resolution (8)                    May-04                                   May-05    $66,000      $88,750
Sedco 135D                               Jun-01                                   Jun-09    $28,500

Footnotes:

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.

(2) Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract.

(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve.

(4) The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.

(5) Although originally constructed in 1982, this unit was substantially upgraded in 1996.

(6) Accounted for as an operating lease as a result of the sale/leaseback transaction in November 1995.

(7) Owned by a joint venture in which the company has a 75% interest.

(8) Operated under a management contract with the rig's owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.

(9) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(10) Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.

(11) Rig was assigned by ENI to IEOC in Egypt in early September and is expected to return to ENI in Italy following the completion of work in Egypt. Increase in dayrate reflects higher operating costs associated with work in Egypt.

                              Transocean Inc. Fleet                       Page 5